Exhibit 99.1

UNIVERSAL ELECTRONICS REPORTS RECORD RESULTS
FOR THE THIRD QUARTER 2019
- 2019 Guidance to Deliver Strongest Adjusted Net Sales and EPS in the Company's 30-plus Year History -
SCOTTSDALE, AZ – November 7, 2019 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and nine months ended September 30, 2019.

“We are delighted to report record results and are positioned to deliver the strongest year in our history,” said Paul Arling, UEI’s chairman and CEO. “Our mission to lead sensing and control technologies for the smart home remains consistent and drives our team strategy. Our investments to enhance our competitive position, enter new markets, attract new customers, and improve account service are coming to fruition. As UEI continues to redefine what remote wireless devices can do, we are adding more customers in traditional markets such as cable, satellite, and consumer electronics as well as extending our reach into other industries like home automation and telecom. Our customers are increasingly implementing new programs, and, in recent quarters, voice-enabled, advanced products are gaining significant traction. We believe these trends will continue to fuel our long-term, profitable growth.”
Financial Results for the Three Months Ended September 30: 2019 Compared to 2018

•	GAAP net sales were $200.7 million, compared to $182.7 million; Adjusted Non-GAAP net sales were $200.9 million, compared to $182.7 million.

•	GAAP gross margins were 23.2%, compared to 22.1%; Adjusted Non-GAAP gross margins were 26.8%, compared to 24.6%.

•	GAAP operating income was $6.1 million, compared to $4.7 million; Adjusted Non-GAAP operating income was $18.7 million, compared to $13.8 million.

•
GAAP net income was $2.7 million, or $0.19 per share, compared to $1.0 million or $0.07 per share; Adjusted Non-GAAP net income was $14.3 million, or $1.01 per diluted share, compared to $11.2 million, or $0.80 per diluted share.

•	At September 30, 2019, cash and cash equivalents were $54.7 million.

Bryan Hackworth, UEI’s CFO, stated, “The world is moving toward advanced products, and we are filling the demand. The continued adoption of our advanced platforms in subscription broadcasting and consumer electronics contributed to net sales in the third quarter of 2019 growing 10% compared to third quarter 2018. As planned, our operational performance was materially better in the third quarter 2019 as we continue to gain more experience at our manufacturing facility in Mexico.”

Financial Outlook

For the fourth quarter of 2019, the company expects GAAP net sales to range between $173 million and $183 million, compared to $170.3 million in the fourth quarter of 2018. GAAP earnings per diluted share for the fourth quarter of 2019 are expected to range from $0.30 to $0.40, compared to GAAP loss per diluted share of $0.80 in the fourth quarter of 2018.
For the fourth quarter of 2019, the company expects Adjusted Non-GAAP net sales to range between $173 million and $183 million, compared to $168.3 million in the fourth quarter of 2018. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.79 to $0.89, compared to Adjusted Non-GAAP earnings per diluted share of $0.84 in the fourth quarter of 2018. The fourth quarter 2019 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.49 per share related to, among other things, additional Section 301 U.S. tariffs on goods manufactured in China, excess manufacturing overhead and factory transition costs, stock-based compensation, amortization of acquired intangibles, changes in contingent consideration relating to acquisitions, foreign currency gains and losses, restructuring costs and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 7, 2019 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2019 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 2754667. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 2754667.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, they help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of the additional Section 301 U.S. tariffs on products manufactured in China and imported into the U.S. and the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of the additional Section 301 U.S. tariffs on products manufactured in China and imported into the U.S. and costs of implementing countermeasures to mitigate this impact, excess manufacturing overhead and factory transition costs, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions and amortization of intangibles acquired. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding costs incurred related to implementing countermeasures to mitigate the impact of the additional Section 301 U.S. tariffs on products manufactured in China and imported into the U.S., stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, the net gain recognized on the sale of the company's Guangzhou factory, the related tax effects of all adjustments and adjustments to certain deferred tax assets resulting from tax incentives at one of our China factories. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. (NASDAQ: UEIC) is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.
Contacts:
Paul Arling, Chairman & CEO, UEI 480.530.3000; Kirsten Chapman, LHA Investor Relations 415.433.3777
Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include our ability to enter new markets, attract new customers, and retain and grow existing customers through our ability to anticipate the needs and wants of our customers, and timely develop and deliver products and technologies that will be accepted by our customers, including with our voice-enabled advanced control products; the continuation of the ordering pattern of our customers as anticipated by management; management's ability to manage its business to achieve its growth, net sales, margins, and earnings as guided and as anticipated, including management’s ability to improve operating costs and efficiencies at acceptable levels through cost containment efforts including moving our administrative, operations, and manufacturing facilities; management’s ability to complete the transition of certain of its manufacturing operations to our Mexico facility; and effects that changes in laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importa tion of our products and the tariffs imposed upon them. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of November 7, 2019. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$54,729	$53,207
Accounts receivable, net	157,138	144,689
Contract assets	21,721	25,572
Inventories, net	137,522	144,350
Prepaid expenses and other current assets	6,061	11,638
Income tax receivable	3,392	997
Total current assets	380,563	380,453
Property, plant and equipment, net	91,067	95,840
Goodwill	48,404	48,485
Intangible assets, net	20,487	24,370
Operating lease right-of-use assets	19,890	—
Deferred income taxes	2,719	1,833
Other assets	2,357	4,615
Total assets	$565,487	$555,596
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$103,842	$107,282
Line of credit	88,000	101,500
Accrued compensation	40,343	33,965
Accrued sales discounts, rebates and royalties	9,265	9,574
Accrued income taxes	3,560	3,524
Other accrued liabilities	32,659	24,011
Total current liabilities	277,669	279,856
Long-term liabilities:
Operating lease obligations	15,580	—
Contingent consideration	4,732	8,435
Deferred income taxes	4,195	930
Income tax payable	1,647	1,647
Other long-term liabilities	13	1,768
Total liabilities	303,836	292,636
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,099,047 and 23,932,703 shares issued on September 30, 2019 and December 31, 2018, respectively	241	239
Paid-in capital	285,487	276,103
Treasury stock, at cost, 10,170,862 and 10,116,459 shares on September 30, 2019 and December 31, 2018, respectively	(277,630)	(275,889)
Accumulated other comprehensive income (loss)	(25,838)	(20,281)
Retained earnings	279,391	282,788
Total stockholders’ equity	261,651	262,960
Total liabilities and stockholders’ equity	$565,487	$555,596

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net sales	$200,724	$182,717	$578,783	$509,938
Cost of sales	154,245	142,401	458,437	405,661
Gross profit	46,479	40,316	120,346	104,277
Research and development expenses	7,930	5,593	21,884	17,703
Selling, general and administrative expenses	32,422	29,994	94,598	90,811
Operating income (loss)	6,127	4,729	3,864	(4,237)
Interest income (expense), net	(784)	(1,177)	(3,088)	(3,526)
Gain on sale of Guangzhou factory	—	—	—	36,978
Other income (expense), net	(148)	(2,282)	(426)	(3,951)
Income (loss) before provision for income taxes	5,195	1,270	350	25,264
Provision for income taxes	2,526	311	3,747	2,233
Net income (loss)	$2,669	$959	$(3,397)	$23,031

Earnings (loss) per share:
Basic	$0.19	$0.07	$(0.25)	$1.65
Diluted	$0.19	$0.07	$(0.25)	$1.63
Shares used in computing earnings (loss) per share:
Basic	13,894	13,836	13,861	13,997
Diluted	14,170	13,959	13,861	14,116

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash provided by (used for) operating activities:
Net income (loss)	$(3,397)	$23,031
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	23,734	25,264
Provision for doubtful accounts	275	2
Provision for inventory write-downs	11,222	6,450
Gain on sale of Guangzhou factory	—	(36,978)
Deferred income taxes	2,273	(1,370)
Shares issued for employee benefit plan	876	880
Employee and director stock-based compensation	6,718	6,808
Performance-based common stock warrants	1,381	747
Impairment of China factory equipment	—	2,886
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(11,117)	(1,289)
Inventories	(6,819)	(9,535)
Prepaid expenses and other assets	5,507	(4,194)
Accounts payable and accrued liabilities	11,686	(13,142)
Accrued income taxes	(2,418)	(4,134)
Net cash provided by (used for) operating activities	39,921	(4,574)
Cash provided by (used for) investing activities:
Proceeds from sale of Guangzhou factory	—	51,291
Acquisitions of property, plant and equipment	(15,854)	(16,838)
Refund of deposit received toward sale of Guangzhou factory	—	(5,053)
Acquisitions of intangible assets	(1,505)	(1,911)
Net cash provided by (used for) investing activities	(17,359)	27,489
Cash provided by (used for) financing activities:
Borrowings under line of credit	57,500	48,000
Repayments on line of credit	(71,000)	(82,500)
Proceeds from stock options exercised	411	864
Treasury stock purchased	(1,741)	(12,564)
Contingent consideration payments in connection with business combinations	(4,251)	(3,858)
Net cash provided by (used for) financing activities	(19,081)	(50,058)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,959)	1,799
Net increase (decrease) in cash, cash equivalents and restricted cash	1,522	(25,344)
Cash, cash equivalents and restricted cash at beginning of year	53,207	67,339
Cash, cash equivalents and restricted cash at end of period	$54,729	$41,995

Supplemental cash flow information:
Income taxes paid	$5,608	$5,453
Interest paid	3,479	3,722

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net sales:
Net sales - GAAP	$200,724	$182,717	$578,783	$509,938
Section 301 U.S. tariffs on goods imported from China (1)	(549)	(399)	(3,195)	(399)
Stock-based compensation for performance-based warrants	711	405	1,381	747
Adjusted Non-GAAP net sales	$200,886	$182,723	$576,969	$510,286

Cost of sales:
Cost of sales - GAAP	$154,245	$142,401	$458,437	$405,661
Section 301 U.S. tariffs on goods imported from China (1)	(3,954)	(1,084)	(14,461)	(1,084)
Excess manufacturing overhead and factory transition costs (2)	(3,014)	(3,336)	(16,334)	(13,925)
Adjustments to acquired tangible assets (3)	(121)	(158)	(361)	(474)
Stock-based compensation expense	(37)	(23)	(102)	(63)
Amortization of acquired intangible assets	—	—	—	(37)
Adjusted Non-GAAP cost of sales	147,119	137,800	427,179	390,078
Adjusted Non-GAAP gross profit	$53,767	$44,923	$149,790	$120,208

Gross margin:
Gross margin - GAAP	23.2%	22.1%	20.8%	20.4%
Section 301 U.S. tariffs on goods imported from China (1)	1.8%	0.4%	2.1%	0.2%
Stock-based compensation for performance-based warrants	0.3%	0.2%	0.2%	0.1%
Excess manufacturing overhead and factory transition costs (2)	1.4%	1.8%	2.8%	2.8%
Adjustments to acquired tangible assets (3)	0.1%	0.1%	0.1%	0.1%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Amortization of acquired intangible assets	—%	—%	—%	0.0%
Adjusted Non-GAAP gross margin	26.8%	24.6%	26.0%	23.6%

Operating expenses:
Operating expenses - GAAP	$40,352	$35,587	$116,482	$108,514
Section 301 U.S. tariffs on goods imported from China (1)	(247)	(200)	(1,786)	(200)
Stock-based compensation expense	(2,490)	(2,117)	(6,615)	(6,746)
Amortization of acquired intangible assets	(1,398)	(1,400)	(4,200)	(4,201)
Change in contingent consideration	(763)	(300)	(1,769)	(558)
Employee related restructuring and other costs	(364)	(492)	(1,385)	(1,158)
Adjusted Non-GAAP operating expenses	$35,090	$31,078	$100,727	$95,651

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Operating income (loss):
Operating income (loss) - GAAP	$6,127	$4,729	$3,864	$(4,237)
Section 301 U.S. tariffs on goods imported from China (1)	3,652	885	13,052	885
Stock-based compensation for performance-based warrants	711	405	1,381	747
Excess manufacturing overhead and factory transition costs (2)	3,014	3,336	16,334	13,925
Adjustments to acquired tangible assets (3)	121	158	361	474
Stock-based compensation expense	2,527	2,140	6,717	6,809
Amortization of acquired intangible assets	1,398	1,400	4,200	4,238
Change in contingent consideration	763	300	1,769	558
Employee related restructuring and other costs	364	492	1,385	1,158
Adjusted Non-GAAP operating income	$18,677	$13,845	$49,063	$24,557

Adjusted pro forma operating income as a percentage of net sales	9.3%	7.6%	8.5%	4.8%

Net income (loss):
Net income (loss) - GAAP	$2,669	$959	$(3,397)	$23,031
Section 301 U.S. tariffs on goods imported from China (1)	3,652	885	13,052	885
Stock-based compensation for performance-based warrants	711	405	1,381	747
Excess manufacturing overhead and factory transition costs (2)	3,014	3,336	16,334	13,925
Adjustments to acquired tangible assets (3)	121	158	361	474
Stock-based compensation expense	2,527	2,140	6,717	6,809
Amortization of acquired intangible assets	1,398	1,400	4,200	4,238
Change in contingent consideration	763	300	1,769	558
Employee related restructuring and other costs	364	492	1,385	1,158
Foreign currency (gain) loss	321	2,308	670	4,014
Gain on sale of Guangzhou factory	—	—	—	(36,978)
Income tax provision on adjustments	(1,268)	(1,871)	(6,939)	(1,630)
Other income tax adjustments (4)	—	694	1,772	694
Adjusted Non-GAAP net income	$14,272	$11,206	$37,305	$17,925

Diluted shares used in computing earnings (loss) per share:
GAAP	14,170	13,959	13,861	14,116
Adjusted Non-GAAP	14,170	13,959	14,049	14,116

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$0.19	$0.07	$(0.25)	$1.63
Total adjustments	$0.82	$0.73	$2.90	$(0.36)
Adjusted Non-GAAP diluted earnings per share	$1.01	$0.80	$2.66	$1.27

(1)
Includes incremental revenues and costs directly attributable to the additional Section 301 U.S. tariffs implemented in 2018 on goods manufactured in China and imported into the U.S. as well as costs incurred for the movement of factory equipment and other costs of countermeasures undertaken by the company to modify its manufacturing operations and supply chain.

(2)
The three and nine months ended September 30, 2019 include excess manufacturing overhead costs incurred as a result of expanding our manufacturing capacity in Mexico and transitioning certain of our manufacturing activities from China to Mexico. In addition, included are direct manufacturing inefficiencies incurred in Mexico as we were still in a start-up phase through the third quarter of 2019. The three and nine months ended September 30, 2018 include excess manufacturing overhead costs incurred as a result of expanding our manufacturing capacity in Mexico and transitioning certain of our manufacturing activities from China to Mexico. The nine months ended September 30, 2018 includes excess costs incurred resulting from factory underutilization associated with ceasing manufacturing activities while transitioning our Asia operations onto our new global ERP system, which went live in Asia in April 2018. Additionally, the nine months ended September 30, 2018 includes $4.8 million of asset write-downs associated with the closure and sale of our Guangzhou, China factory.

(3)	Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.

(4)
The nine months ended September 30, 2019 and three and nine months ended September 30, 2018 include net deferred tax asset adjustments resulting from a lower statutory tax rate due to tax incentives at one of our China factories.